UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 19, 2019 (August 15, 2019)

Gladstone Investment Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00704	83-0423116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102
(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	GAIN	Nasdaq Global Select Market
6.250% Series D Cumulative Term Preferred Stock, $0.001 par value per share	GAINM	Nasdaq Global Select Market
6.375% Series E Cumulative Term Preferred Stock, $0.001 par value per share	GAINL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 15, 2019, Gladstone Investment Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting, in person or by proxy, stockholders holding an aggregate of 17,299,231 shares of the Company’s common stock and 2,298,972 shares of the Company’s preferred stock.

The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders were as follows:

1.

The following individuals were elected as directors, Paul Adelgren, David Gladstone, and John Outland, to be elected by the holders of common stock and preferred stock, voting together as a single class, to serve until the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified, by the following vote:

	For	Withheld	Broker Non-Votes
Paul Adelgren	17,928,289	1,669,914	0
David Gladstone	18,082,218	1,515,985	0
John Outland	17,969,700	1,628,503	0

2.	The ratification of the proposal to authorize the Company, with the subsequent approval of its Board of Directors, to issue and sell shares of its common stock (during the 12 months following such authorization) at a price below its then current net asset value per share, subject to certain limitations set forth in the Proxy Statement (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale):

For	Against	Abstain	Broker Non-Votes
15,882,673	3,118,664	596,866	0

Such matter was voted upon by the Company’s stockholders holding common stock and preferred stock, voting together as a single class. As required by the Investment Company Act of 1940, as amended, this proposal was approved by more than 67% of all voting securities of the Company present at the Annual Meeting and more than 67% of the unaffiliated voting securities of the Company present at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation
(Registrant)

	By:	/s/ Nicole Schaltenbrand
August 19, 2019		(Nicole Schaltenbrand, Acting Principal Financial Officer)